UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                           May 25, 2005 (May 25, 2005)


                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                   0-23317                   06-1411336
        --------                   -------                   ----------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                               Number)
------------------------  ------------------------  ----------------------------


                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8.                 OTHER EVENTS

Item 8.01.                 Other Events

Proposed Further Amendment to Non-Employee Directors' Stock Option Plan Limiting Option Repricing

Our Board of Directors has recommended that the shareholders approve the Amended and Restated 1997 Non-Employee Directors' Stock Option Plan (the "Plan") at our 2005 Annual Meeting. It has come to the Company's attention that there is a concern that the Plan may permit the repricing of stock options. The Board has no intention of repricing any options awarded under this Plan. Therefore, to eliminate any concern that the Board may reprice options under the Plan, management has recommended to the Gene Logic Board that, if the Plan is approved by shareholders, the Board amend the Plan by inserting the following language as a new section 11(c):

         "(c) Notwithstanding Section 11(a) above, neither the Board nor the Committee shall have the authority to modify options granted under the Plan in a manner that will have the effect of repricing the stock options to a lower exercise price, to replace or regrant outstanding options issued under the Plan through cancellation and reissuance of options with a lower exercise price to the respective holders in exchange for the cancelled options or to buyout for a payment in cash or cash equivalents an option previously granted under the Plan, except
         (i) in connection with a change in capitalization pursuant to Section 10 or (ii) with stockholder approval."

We will schedule this amendment to be considered at the next regularly scheduled meeting of the Board of Directors.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Gene Logic Inc.


                                              By:  /s/ Philip L. Rohrer, Jr.
                                                   -----------------------------
                                                   Philip L. Rohrer, Jr.
                                                   Chief Financial Officer


Dated:  May 25, 2005


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                                  EXHIBIT INDEX



Exhibit Number          Description
-------------------     --------------------------------------------------------


                                       4